                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                            ---


                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                            36-0899825
                                                          (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

   1 BANK ONE PLAZA, CHICAGO, ILLINOIS                    60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL 1-0120
                          CHICAGO, ILLINOIS 60670-0120
                       ATTN: MARLA S. ROTH, (312) 732-2773
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                               ------------------

                               CWABS MASTER TRUST
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


    DELAWARE                                                   APPLIED FOR
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

C/O WILMINGTON TRUST COMPANY
RODNEY SQUARE NORTH
WILMINGTON, DELAWARE                                            19890-0001
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


          REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, VARIOUS SERIES
                         (TITLE OF INDENTURE SECURITIES)

ITEM  1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
            TRUSTEE:

            (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

            (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.    A copy of the existing by-laws of the trustee.*

                  5.    Not Applicable.

                  6. The consent of the trustee required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.    Not Applicable.

                  9.    Not Applicable.


      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 18th day of September, 2003.

                  BANK ONE, NATIONAL ASSOCIATION,
                  TRUSTEE

                  BY   /S/ MARLA S. ROTH
                       -----------------
                       MARLA S. ROTH
                       VICE PRESIDENT

* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                    September 18 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between CWABS Master Trust, and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                  Very truly yours,

                  BANK ONE, NATIONAL ASSOCIATION

            BY:   /S/ MARLA S. ROTH
                  -----------------
                  MARLA S. ROTH
                  VICE PRESIDENT

                                    EXHIBIT 7

Legal Title of Bank:   Bank One, NA          Call Date: 06/30/03
Address:               1 Bank One Plaza            Cert #:  03618      Page RC-1
City, State  Zip:      Chicago, IL 60670

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                           DOLLAR AMOUNTS IN THOUSANDS      C300
                                                                                           ---------------------------      ----
ASSETS
1.    Cash and balances due from depository institutions (from Schedule
      RC-A):                                                                               RCON
                                                                                           ----
      a. Noninterest-bearing balances and currency and coin(1)..................           0081         17,114,000          1.a
      b. Interest-bearing balances(2)...........................................           0071          5,902,000          1.b
2.    Securities
      a. Held-to-maturity securities(from Schedule RC-B, column A)..............           1754                  0          2.a
      b. Available-for-sale securities (from Schedule RC-B, column D)...........           1773         59,166,000          2.b
3.    Federal funds sold and securities purchased under agreements to resell
      a. Federal funds sold in domestic offices.................................           B987         9,055,000
      b. Securities Purchased under agreements to resell........................           B989         9,976,000           3.
4.    Loans and lease financing receivables: (from Schedule RC-C):                         RCON
                                                                                           ----
      a. Loans and leases held for sale.........................................           5369          6,117,000          4.a
      b. Loans and leases, net of unearned income...............................           B528        109,091,000          4.b
      c. LESS: Allowance for loan and lease losses..............................           3123          3,478,000          4.c
      d. Loans and leases, net of unearned income and allowance
         (item 4.b minus 4.c)...................................................           B529        105,613,000          4.d
5.    Trading assets (from Schedule RC-D).......................................           3545          5,960,000          5.
6.    Premises and fixed assets (including capitalized leases)..................           2145          1,385,000          6.
7.    Other real estate owned (from Schedule RC-M)..............................           2150             70,000          7.
8.    Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)............................................................           2130            414,000          8.
9.    Customers' liability to this bank on acceptances outstanding..............           2155            249,000          9.
10.   Intangible assets
      a.  Goodwill..............................................................           3163            847,000          10.a
      b.  Other intangible assets (from Schedule RC-M)..........................           0426             66,000          10.b
11.   Other assets (from Schedule RC-F).........................................           2160          9,166,000          11.
12.   Total assets (sum of items 1 through 11)..................................           2170        231,100,000          12.


-----------
(1)   Includes cash items in process of collection and unposted debits.

(2)   Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Legal Title of Bank:   Bank One, N.A.        Call Date:  06/30/03
Address:               1 Bank One Plaza            Cert #"  03618      Page RC-2
City, State  Zip:      Chicago, IL 60670

SCHEDULE RC-CONTINUED

                                                                                                    DOLLAR AMOUNTS IN
                                                                                                        THOUSANDS
                                                                                                    -----------------
LIABILITIES
13.   Deposits:
      a. In domestic offices (sum of totals of columns A and C                             RCON
                                                                                           ----
      from Schedule RC-E).......................................................           2200        132,105,000        13.a
        (1) Noninterest-bearing(1)..............................................           6631         41,277,000        13.a1
        (2) Interest-bearing....................................................           6636         90,828,000        13.a2
      b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                     RCFN
                                                                                           ----
        (from Schedule RC-E, part II)...........................................           2200         22,220,000        13.b
        (1)  Noninterest-bearing................................................           6631            215,000        13.b.1
        (2)  Interest-bearing...................................................           6636         22,005,000        13.b.2
14.   Federal funds purchased and securities sold under agreements to repurchase           RCFN
                                                                                           ----
      a. Federal funds purchased in domestic offices (2)........................           B993          6,197,000        14.a
      b. Securities sold under agreements to repurchase (3).....................           RCFD
                                                                                           ----
                                                                                           B995          4,112,000        14.b
15.   Trading Liabilities(from Schedule RC-D)...................................           3548          4,666,000        15.
16.   Other borrowed money (includes mortgage indebtedness and obligations under
      capitalized leases) (from Schedule RC-M)..................................           3190         29,130,000        16.
17.   Not applicable
18.   Bank's liability on acceptances executed and outstanding..................           2920            249,000        18.
19.   Subordinated notes and debentures (2).....................................           3200          5,029,000        19.
20.   Other liabilities (from Schedule RC-G)....................................           2930          9,816,000        20.
21.   Total liabilities (sum of items 13 through 20)............................           2948        213,524,000        21.
22.   Minority interest in consolidated subsidiaries............................           3000            116,000        22.
EQUITY CAPITAL
23.   Perpetual preferred stock and related surplus.............................           3838                  0        23.
24.   Common stock..............................................................           3230            201,000        24.
25.   Surplus (exclude all surplus related to preferred stock)..................           3839          9,164,000        25.
26.   a. Retained earnings......................................................           3632          8,077,000        26.a
      b. Accumulated other comprehensive income (3).............................           B530             18,000        26.b
27.   Other equity capital components (4).......................................           A130                  0        27.
28.   Total equity capital (sum of items 23 through 27).........................           3210         17,460,000        28.
29.   Total liabilities, minority interest, and equity capital (sum of items 21,
      22, and 28)...............................................................           3300        231,100,000        29.

Memorandum

To be reported only with the March Report of Condition

1.    Indicate in the box at the right the number of the statement below that best         RCON       Number     Number
      describes the  most comprehensive level of auditing work performed for the bank by                         M.I.
      independent external auditors as of any date during 2001..........................   6724        N/A



1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's asseertion on the effectiveness of internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5  =  Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)

6  =  Review of the bank's financial statements by external auditors

7  =  Compilation of the bank's financial statements by external auditors

8  =  Other audit procedures (excluding tax preparation work)

9  =  No external audit work

-----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)   Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.